Exhibit 99.5
CONSENT OF INDEPENDENT REGISTERED
CERTIFIED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-59210, 333-71596, 333-118113 and 333-130406) and on Form S-3 (Nos. 333-46055, 33-38869, 333-45377, 333-56873, 333-62156, 333-69294, 333-82212, 333-121502, 333-121504, 333-125077, 333-131393, 333-135816, 333-135962 and 333-137093) of our report dated February 29, 2008, except with respect to our opinion on the consolidated financial statements insofar as it relates to the condensed consolidating financial information, as included in Note 22, as to which the date is April 4, 2008, relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K.
/s/ PricewaterhouseCoopers LLP
Miami, Florida
April 4, 2008